                                                                    Exhibit 10.5

                                     LISCAT
                          LEASING CATALUNYA. E.F.C. S.A
                              Grup CAIXA Catalunya

MOVABLE GOODS LEASING CONTRACT NUMBER 032560 3
MODEL APPROVED BY DECISION OF THE GENERAL REGISTER DIRECTORATE DATED 22 MAY 2002

                                  SPECIAL TERMS

FORM NUMBER                                                   PAGE NUMBER

      1. IDENTIFICATION AND REPRESENTATION OF THE PARTIES

FINANCIAL LESSOR: LEASING CATALUNYA ESTABLECIMIENTO FINANCIERO DE CREDITO S.A. CIF (COMPANY TAX IDENTIFICATION NUMBER) A58255043
REGISTERED HEAD OFFICE: CALLE FONTANELLA, 5-7 1(a) PLANTA, 08010 BARCELONA MERCANTILE REGISTER OF BARCELONA, VOLUME 22,026 OF COMPANY BOOK 7098, SECTION TWO, FOLIO 22, PAGE B-30,593, ENTERED IN THE REGISTER OF THE BANK OF SPAIN WITH THE NUMBER 4779.

REPRESENTED BY ITS EMPOWERED AGENT PERE ANTOLI CIURANS WITH DNI (NATIONAL IDENTITY DOCUMENT) 3851330Z UNDER A DEED OF EMPOWERMENT AUTHORIZED BY THE NOTARY PUBLIC OF BARCELONA, JOSE MARQUENO DE LLANO WITH THE NUMBER 2728 OF HIS PROTOCOL ORDER, DATED 20 OCTOBER 1999

FINANCIAL LESSEE (HEREINAFTER, CLIENT) NAME OR TRADENAME
01 - CARRIERHOUSE, S.A.
CIF / NIF (TAX IDENTIFICATION NUMBER)
01 -  A82232444B
REGISTERED HEAD OFFICE
01 - VALGRANDE, 6, 28100 ALCOBENDAS

01 - REGISTER OF     VOLUME         OF BOOK           FOLIO
       ENTRY
REPRESENTED BY ITS   JOSE IGNACIO DEL BARRIO GOMEZ with DNI
51343948J
BY VIRTUE OF A DEED AUTHORIZED BY THE NOTARY PUBLIC OF
      Mr./Ms.        DATED            AND WITH THE
PROTOCOL ORDER NUMBER        .

CLIENT'S GUARANTOR(S). NAME OR TRADENAME
01 - ABENGOA, S.A.

CIF / NIF
01 - A41002288
REGISTERED HEAD OFFICE
01 - AVENIDA CARLOS V, 20, 41004 SEVILLE
01 - REGISTER OF               VOLUME          OF BOOK           FOLIO
       ENTRY
REPRESENTED BY ITS             MIGUEL ANGEL FERNANDEZ MORENO with
DNI 51356303V
BY VIRTUE OF A DEED AUTHORIZED BY THE NOTARY PUBLIC OF
       Mr./Ms.                 DATED
AND WITH THE PROTOCOL ORDER NUMBER.

2. CONTRACT TERM

THIS LEASING CONTRACT WILL RUN FOR 42 MONTHS FROM THE DATE OF SIGNING SAME.

3. THIS CONTRACT REFERS TO THE FOLLOWING GOODS:

DESCRIPTION OF THE GOODS:

SEE ATTACHED NOTARY-CERTIFIED BILL DATED 30.12.02
VEHICLE IDENTIFICATION NUMBER:
LICENSE NUMBER:
SUPPLIER: CARRIERHOUSE, S.A. WITH CIF A8223244B AND REGISTERED HEAD OFFICE IN VALGRANDE, 6, 28100 ALCOBENDAS

GOODS PURCHASE PRICE: 6,702,449.56 EUROS

GOODS LOCATION SITE: ALCOBENDAS

4. PRICE AND FORM OF PAYMENT

THE TOTAL PRICE TO BE PAID BY THE CLIENT, INCLUDING THE INTEREST PAYMENT AND INDIRECT TAX AMOUNTS TO:

                               8,398,453.43 EUROS

TO BE PAID IN 42 INSTALLMENTS OF 1,166,226.04 EUROS EACH ONE. OF THIS SUM 1,005,367.28 EUROS CORRESPOND TO THE ROYALTY STRICTLY SPEAKING AND 160,858.76 EUROS TO THE VAT INCUMBENT THEREON, WITHOUT DETRIMENT TO SUCH ALTERATIONS AS MAY OCCUR IN SAID TAXES AS A RESULT OF THE ESTABLISHED INTEREST RATE REVIEW AGREEMENT OR ANY ALTERATIONS IN THE VAT RATE OR ANY

In MADRID on 30 DECEMBER 2002                 In BARCELONA (corrected to MADRID)
                                              on 30 DECEMBER 2002
                                              LEASING CATALUNYA E.F.C. S.A.
THE FINANCIAL LESSOR

In MADRID on 30 DECEMBER 2002

THE GUARANTOR(S)

                                                           I HEREBY CERTIFY SAME
                                                          /s/ FEDERICO GARAYALDE
                                                         NOTARY PUBLIC OF MADRID

                                     LISCAT
                          LEASING CATALUNYA. E.F.C. S.A.
                              Grup CAIXA Catalunya

MOVABLE GOODS LEASING CONTRACT NUMBER 032560 3
MODEL APPROVED BY DECISION OF THE GENERAL REGISTER DIRECTORATE DATED 22 MAY 2002

                                  SPECIAL TERMS

FORM NUMBER                                                  PAGE NUMBER

TAX THAT MAY REPLACE IT IN THE FUTURE. THE FIRST OF SAID INSTALLMENTS SHALL BE PAID ON THE DATE OF SIGNING THIS CONTRACT AND THE SUBSEQUENT ONES ON THE SAME DAY OF THE FOLLOWING MONTHS.

THE AMORTIZATION TABLE SPECIFIES THE PRICE, THE AMOUNT OF EACH INSTALLMENT AND ALSO THE PART THEREOF CORRESPONDING TO THE FOLLOWING: AMORTIZATION OF THE CAPITAL ADVANCED BY THE LESSOR OR GOODS RECOVERY COST, THE INTEREST PAYMENT AND, WHERE APPLICABLE, THE INDIRECT TAX.

5. FINANCIAL DETAILS OF THE CONTRACT

INVESTMENT                6,702,449.56 EUROS
EXCEPTIONAL INSTALLMENT   0.00 EUROS           RESIDUAL VALUE                         1.00 EURO
INDIRECT TAX (VAT)        16%                  INITIAL NOMINAL ANNUAL INTEREST RATE   4.1001%
CASH GUARANTEE (**)       0.00 EUROS           CONSTANT SPREAD                        1.1
ARRANGEMENT FEE           16,756.12 EUROS      ORIGINATION FEE                        0.0 EUROS

DENOMINATION OF REFERENCE INTEREST (*) = 12 MONTH EURIBOR
COST EQUIVALENT ANNUAL RATE (TAEC IN SPANISH INITIALS) = 4.3186% (INCLUDING CASH GUARANTEE AND FEES)
NOMINAL DELAYED-PAYMENT ANNUAL INTEREST RATE: 24.000%
(*) ONLY FOR VARIABLE INTEREST-RATE CONTRACTS
(**) THE GUARANTEE WILL BE RETURNED TO THE CLIENT AT THE END OF THE CONTRACT.

EXPLANATION OF THE FINANCIAL DETAILS

      1. FORMULA FOR ASCERTAINING THE COST EQUIVALENT ANNUAL RATE

THE EQUIVALENCE (TAEC) IS OBTAINED BY APPLYING THE FORMULA CONTAINED IN THE BANK OF SPAIN CIRCULAR NUMBER 13 / 1993.

IN THE CALCULATION THEREOF CONSIDERATION HAS BEEN GIVEN NOT ONLY TO THE INTEREST BUT ALSO THE ARRANGEMENT AND ORIGINATION FEES NOT INCLUDING THE COMPLEMENTARY COSTS OR ADVANCED

PAYMENTS (STAMPS, BROKERAGE IN FAVOR OF THIRD PARTIES, NOTARIAL FEES, ETC).

      2. FORMULA FOR ASCERTAINING THE INTEREST IN EACH INSTALLMENT

PC * NIT / 100 K

DEFINITIONS
PC = PENDING CAPITAL IN EACH PERIOD (MINUS ANY GUARANTEE)
NIT = ANNUAL NOMINAL INTEREST RATE
K = NUMBER OF TIMES THE INSTALLMENT IS CHARGED DURING THE YEAR

      3. FORMULA FOR ASCERTAINING THE DELAYED PAYMENT INTEREST FOR EACH UNPAID INSTALLMENT

N x (Td x 12) x  t
    ---------    -
         100    360

DEFINITIONS
N: VALUE OF THE UNPAID INSTALLMENT (INCLUDING VAT)
Td: MONTHLY DELAYED-PAYMENT INTEREST LAID DOWN IN THE GENERAL TERMS t: DAYS RUNNING FROM THE DUE DATE OF THE UNPAID INSTALLMENT UNTIL THE DATE OF RECEIVING SAME.

      4. OTHER FEES CHARGED TO THE CLIENT. THE CLIENT WILL BE RESPONSIBLE FOR PAYING SUCH FEES AS THE FINANCIAL LESSOR HAS PUBLISHED AND COMMUNICATED TO THE BANK OF SPAIN WHEN THE GROUNDS FOR CHARGING SAME OBTAIN. A LIST OF THOSE CURRENTLY IN FORCE IS HEREBY HANDED OVER TO THE CLIENT.

6. OTHER SPECIAL TERMS

6.1. ABODE OF FINANCIAL LESSOR FOR THE PURPOSES OF NOTIFICATIONS AND SUMMONSES:
CALLE FONTANELLA, 5-7 1(a) PLANTA, 08010 BARCELONA

6.2. ABODE OF FINANCIAL LESSOR FOR THE PURPOSES OF GOODS RECOVERY: CALLE FONTANELLA, 5-7 1(a) PLANTA, 08010 BARCELONA

6.3. THE FINANCIAL LESSOR IS ENTITLED TO ASSIGN THE GOODS DEALT WITH HEREIN AND THE CONTRACT ITSELF TO ANY THIRD PARTY BUT WILL THEN BE BOUND TO INFORM THE CLIENT AND, WHERE APPLICABLE, THE GUARANTOR OF SUCH CIRCUMSTANCES, DOING SO IN A BONA FIDE WAY. THE ACQUIRING THIRD PARTY WILL THEN SUBROGATE INTO THE

FINANCIAL LESSOR'S POSITION AND WILL BE BOUND TO RESPECT THE CLIENT'S RIGHTS, IN SPECIAL THOSE RELATING TO THE REVIEW OF THE INTEREST PAYMENT IF SUCH REVIEW ARRANGEMENTS HAVE BEEN MADE AND THOSE RELATING TO THE DURATION OF THE USE ASSIGNMENT PERIOD, THE PURCHASE OPTION AND THE RESIDUAL VALUE LAID DOWN AS THE PRICE IF THE OPTION IS EXERCISED. THIS SUBJECTIVE NOVATION WILL IN NO CASE AFFECT ANY GUARANTEE ARRANGEMENT.

6.4. LIFE INSURANCE

6.5. IMPORTATION

THIS CLAUSE WILL BE APPLICABLE ONLY TO CONTRACTS INVOLVING IMPORTATION

ONE. THE GOODS DEALT WITH IN THIS LEASING CONTRACT, FOLLOWING THE EXPRESS INSTRUCTIONS OF THE FINANCIAL LESSEE, WILL BE FURNISHED BY SUPPLIERS SPECIFICALLY CHOSEN BY THE FINANCIAL LESSEE. SHOULD THE GOODS NEED TO BE IMPORTED, THEREFORE, THE FINANCIAL LESSEE EXPRESSLY AUTHORIZES LEASING CATALUNYA E.F.C. S.A. TO MAKE SUCH ARRANGEMENTS AS MAY BE NECESSARY TO ENSURE SAID EFFECTIVENESS AND THE SCHEDULED PAYMENTS.

TWO. AN INDICATION IS GIVEN BELOW OF THE ECONOMIC BASE USED FOR CALCULATING THE LEASING INSTALLMENTS, ALTHOUGH THE PARTIES HEREBY ACCEPT THAT SAID INSTALLMENTS MAY HAVE TO BE ALTERED IN LINE ESPECIALLY WITH ANY FLUCTUATION IN THE PRICE OF THE FOREIGN CURRENCY TAKEN AS THE BASE. THE REFERENCE BASE IS INDICATED BELOW:

a) Value of the goods calculated on the basis of the conversion of the currency
expressed in the supplier's bill into euros      EUROS
b) Bank costs                                    EUROS
c) Expected customs duties                       EUROS

THREE. IF, DUE TO THE SPECIFIC NATURE OF THE LEASING CONTRACT, THE ECONOMIC BASE THEREOF HAS TO BE BROUGHT INTO LINE WITH ITS REAL COST, WITHOUT THIS BEING POSSIBLE ON THAT DAY'S DATE, THE PARTIES HERETO EXPRESSLY AGREE THAT ANY DIFFERENCES BETWEEN THE SUMS DESCRIBED IN THE ABOVE PARAGRAPH AND THE ACTUAL SUMS WILL BE SETTLED BETWEEN THE PARTIES IN DUE ACCORDANCE WITH RULING LAW. THE CUSTOMS COSTS ARE NOT DEEMED TO BE FIRM; THEY MAY BE REVISED BY THE CUSTOMS AUTHORITIES DURING THE FOUR YEAR PERIOD FOLLOWING THE CUSTOMS CLEARANCE.

      1. THE EQUIVALENT VALUE IN EUROS OF THE GOODS WILL BE CALCULATED IN TERMS OF THE DATE OR DATES ON WHICH THE CHARGE IS MADE BY OR ON BEHALF OF LISCAT.

      2. EXPENSES WILL INCLUDE ALL THOSE THAT HAVE TO BE PAID BY LISCAT FOR THE PURCHASE AND IMPORTATION OF THE GOODS, WITH SPECIAL CONSIDERATION BEING GIVEN TO CUSTOMS DUTIES. THE PROVISIONS LAID DOWN IN THE PREVIOUS PARAGRAPH ARE ALSO APPLICABLE THERETO.

      3. TO AVOID ALTERING THE VALUE OF THE CONTRACTUAL ROYALTIES, WHICH ARE DEEMED TO BE AT ALL TIMES LIQUID AND PAYABLE, THE PARTIES HERETO WILL PROCEED TO MAKE THE CORRESPONDING SETTLEMENTS PURSUANT TO THE PROVISIONS LAID DOWN HEREIN AND TO MAKE THE CORRESPONDING CHARGES AND PAYMENTS.

      4. THE RESULTING SUMS WILL BE PAID WITHIN FIFTEEN DAYS OF THE SETTLEMENT DATE. ANY SUM OWING TO LISCAT WILL BE ADDED TO THE CONTRACTUAL INSTALLMENTS AS AN EXTRA PAYABLE AMOUNT IN THE SAME CONTRACTUAL AND ENFORCEABLE TERMS.

FOUR. THIS DOCUMENT IS AN INTEGRAL PART OF THE LEASING CONTRACT, ALSO BEING GOVERNED BY ITS SPECIAL AND GENERAL TERMS INSOFAR AS THEY HAVE NOT EXPRESSLY BEEN MODIFIED BY THIS DOCUMENT.

7. OWNERSHIP OF THE GOODS. PURCHASE OPTION AND RESIDUAL VALUE

      A. THE GOODS DEALT WITH HEREIN ARE THE PROPERTY OF THE FINANCIAL LESSOR. UNLESS EXPRESSLY AUTHORIZED OTHERWISE, THE CLIENT WILL NOT BE ENTITLED TO ASSIGN OR TRANSFER THE USE THEREOF TO THIRD PARTIES, TOTALLY OR PARTIALLY. THE CLIENT WILL BE BOUND TO DECLARE AND ACCREDIT ITS STATUS AS A MERE USER OF THE GOODS TO ANY THIRD PARTY THAT AIMS TO SEIZE OR DISTRAIN SAME. THE CLIENT WILL NOT BE ENTITLED TO INCLUDE THE GOODS IN THE ASSETS OF ITS BALANCE SHEET OR ITS NET WEALTH IN THE EVENT OF BANKRUPTCY, TEMPORARY RECEIVERSHIP OR CREDITORS' MEETING. THE CONTRACTING PARTIES EXPRESSLY AGREE TO ENTER THIS CONTRACT IN THE CORRESPONDING SECTION OF THE MOVABLE GOODS REGISTER, WITHOUT DETRIMENT TO THE FINANCIAL LESSOR'S PROPERTY RIGHT. THE LATTER AND THE CLIENT HEREBY AGREE THAT THE LEASED VEHICLES ARE TO BE ENTERED IN THE TRAFFIC REGISTER IN THE CLIENT'S NAME.

      B. PURSUANT TO THE PROVISIONS LAID DOWN IN ADDITIONAL PROVISION SEVEN OF ACT 26/1998 ON THE DISCIPLINE AND INTERVENTION OF CREDIT INSTITUTIONS (LEY 26/1988 SOBRE DISCIPLINA E INTERVENCION DE LAS ENTIDADES DE CREDITO), THE FINANCIAL LESSOR HEREBY GRANTS THE CLIENT A PURCHASE OPTION, FREE BY VIRTUE OF ITS LEGAL CHARACTER, ON THE GOODS AT THE END OF THE USE ASSIGNMENT PERIOD. SHOULD THE CLIENT

            DECIDE TO EXERCISE THIS OPTION, IT SHALL COMMUNICATE THIS DECISION TO THE FINANCIAL LESSOR WITHIN THE THIRTY DAY PERIOD RUNNING UP TO THE END OF THE USE ASSIGNMENT PERIOD. THE ESTABLISHED PURCHASE PRICE IS THE RESIDUAL VALUE AS DETERMINED IN THIS CLAUSE, WITH ADDITION OF ANY APPLICABLE INDIRECT TAX. TO BE ELIGIBLE FOR EXERCISING THE PURCHASE OPTION THE CLIENT MUST BE UP TO DATE IN THE PAYMENT OF THE INSTALLMENTS CORRESPONDING TO THE USE ASSIGNMENT PERIOD.

      C. THE CLIENT IS FORBIDDEN FROM ENCUMBERING, SELLING OR IN ANY OTHER WAY DISPOSING OF THE PURCHASE OPTION.

      D. IF THE PURCHASE OPTION IS EXERCISED, THE PURCHASE PRICE OF THE GOODS OR RESIDUAL VALUE IS FIXED AT THE SUM OF

                                    1.00 EURO

            PLUS ANY CORRESPONDING INDIRECT TAX. THIS RESIDUAL VALUE SHALL BE PAID, IN THIS CASE, ON THE DAY FOLLOWING THE END OF THE USE ASSIGNMENT PERIOD.

            TERMINATION DATE OF THE USE ASSIGNMENT PERIOD: 30.06.2006.

      E. SHOULD THE CLIENT CHOOSE NOT TO EXERCISE THE PURCHASE OPTION, IT WILL BE BOUND TO RESTORE THE GOODS TO THE FINANCIAL LESSOR AT THE END OF THE USE ASSIGNMENT PERIOD OR TO PAY A SUM EQUAL TO THE VALUE OF THE LAST INSTALLMENT THEREOF FOR EACH MONTH OR FRACTION THEREOF THAT IT CONTINUES TO RETAIN POSSESSION, UNLESS BOTH PARTIES AGREE TO ENTER INTO A NEW LEASING CONTRACT ON SAID GOODS.

8. STANDING ORDER

THE INSTALLMENTS OF THIS CONTRACT SHALL BE PAID INTO THE ACCOUNT

BANK              2013 CAIXA D'ESTALVIS DE CATALUNYA
BRANCH            0088
CHECK DIGIT       66
ACCOUNT NUMBER    0201178944

DESIGNATED BY THE CLIENT, TO WHICH END THE LATTER WILL MAKE OUT THE CORRESPONDING PAYMENT ORDER TO THE BANK IN QUESTION. THE CLIENT WILL NOT BE ENTITLED TO CHANGE THE AGREED STANDING ORDER ARRANGEMENTS WITHOUT THE PREVIOUS CONSENT OF THE FINANCIAL LESSOR.

9. MODIFICATION OF THE INTEREST PAYMENT DURING THE CONTRACT TERM

THIS CLAUSE 9 WILL BE APPLICABLE ONLY TO VARIABLE INTEREST CONTRACTS.

TO ENSURE THAT THE PRICE OF THIS LEASING ARRANGEMENT IS KEPT IN LINE WITH CURRENT FINANCIAL TRENDS, AND IN VIEW OF THE LEASING TERM, THE PARTIES HERETO AGREE ON THE FOLLOWING:

DURING THE FIRST 12 MONTHS OF THE CONTRACT TERM THE ROYALTY VALUE WILL BE UNCHANGEABLE.

AFTER THE FIRST 12 MONTHS OF THE CONTRACT TERM THE FINANCING INTEREST INCLUDED IN THE ROYALTIES DETAILED IN THE TABLE ATTACHED HERETO AND FORMING PART THEREOF WILL BE REVISED UPWARDS OR DOWNWARDS IN LINE WITH THE FOLLOWING RULES:

      1. THE INTEREST RATE TO BE APPLIED TO SAID FINANCING, WITH RESPECT TO THE CAPITAL PENDING AMORTIZATION, BEFORE PAYING THE DUE INSTALLMENT RESULTING FROM THE COLUMN INDICATED AS PENDING CAPITAL, WILL BE THE RESULT OF INCREASING BY 1.1% THE 12 MONTH EURIBOR RATE IN THE MAXIMUM TIME-SPAN ACCORDING TO THE INFORMATION FURNISHED BY CAIXA CATALUNYA AND TAKEN FROM THE PUBLICATION CORRESPONDING TO THE MONTH PRIOR TO THE REVIEW DATE. TO THIS SUM WILL BE ADDED THE TAXES, FEES AND BROKERAGE CORRESPONDING TO TRANSACTIONS OF THIS TYPE. IF NO EURIBOR RATE HAS BEEN DECLARED FOR THAT DAY THE LAST RATE PUBLISHED WILL BE TAKEN AS REFERENCE. THE RESULTING RATE WILL BE APPLIED FOR THAT YEAR AND SO ON SUCCESSIVELY EACH YEAR UNTIL THE CONTRACT HAS RUN ITS TERM.

            FOR THE PURPOSES OF THIS CONTRACT EURIBOR IS UNDERSTOOD TO BE THE ANNUAL INTEREST RATE AT WHICH INTERBANK EURO DEPOSITS ARE OFFERED IN THE EUROPEAN MONETARY UNION BETWEEN PRIMARY LENDING INSTITUTIONS AND SAVINGS BANKS, FOR A 12 MONTH TERM, PUBLISHED THROUGH THE BRIDGE TELERATE ON REUTER'S "EURIBOR" AND "MIBOR" SCREENS.

      2. SHOULD ANY IMPEDIMENT IN THE EURIBOR PUBLICATION OR CALCULATION PROCESS MAKE IT IMPOSSIBLE FOR THE LESSOR TO ASCERTAIN THE INTEREST RATE TO BE APPLIED, ACCORDING TO THE PROVISIONS LAID DOWN IN THE PRECEDING CLAUSE, THE FOLLOWING PROCEDURE WILL BE FOLLOWED: ONCE THE LESSOR HAS ESTABLISHED THE NEED TO ASCERTAIN AND APPLY A SURROGATE INTEREST RATE AND, IN ANY CASE, AFTER FIFTEEN DAYS WITHOUT PUBLICATION OF ANY REFERENCE EURIBOR RATE, THE EQUIVALENT NOMINAL INTEREST RATE WILL BE APPLIED TO THE

            LAST EFFECTIVE RATE PUBLISHED UNDER THE "INTEREST RATE" HEADING OF THE PRIVATE BANKING CREDIT SYSTEM OF THE STATISTICS BULLETIN OF THE BANK OF SPAIN FOR TRANSACTIONS OF CREDIT ACCOUNTS OF THREE MONTHS TO LESS THAN ONE YEAR.

            THE SURROGATE INTEREST RATE WILL BE APPLIED FOR AS LONG AS THE CIRCUMSTANCES THAT OCCASIONED ITS USE ENDURE. THE NORMAL INTEREST RATE WILL THEN BE RE-APPLIED AS SOON AS CIRCUMSTANCES ALLOW AND THE EURIBOR RATE CAN ONCE MORE BE CALCULATED AND PUBLISHED. NONETHELESS, IF THE SURROGATE INTEREST RATE HAS BEEN APPLIED TO ONE OF THE INTEREST PERIODS, THE SITUATION WILL BE MAINTAINED UNTIL THE END OF THIS INTEREST PERIOD.

            THE LESSOR WILL INFORM THE LESSEE OF THIS SITUATION AND THE PROCEDURE FOR CALCULATING THE APPLICABLE INTEREST RATE WILL BE REINITIATED.

      3. COME THE DATE OF EACH REVISION, THE LESSOR WILL INFORM THE USER OF THE EURIBOR RATE AS SET FORTH ABOVE AND THE CONTRACTUAL INTEREST TO BE APPLIED. ACCORDING TO THE CORRESPONDING RULES FOR THAT SIX MONTH PERIOD, THE INTEREST RATES DETERMINED BY THE FINANCIAL LESSOR, AS SET FORTH ABOVE, WILL BE BINDING ON BOTH LESSOR AND LESSEE, UNLESS THERE IS AN OBVIOUS ERROR.

      4. THE FINANCIAL LESSOR WILL ISSUE, CHARGED TO THE FINANCIAL LESSEE, THE CORRESPONDING RECEIPTS FOR THE INSTALLMENTS ARISING FROM APPLICATION OF THE ABOVE RULES, PLUS THE CORRESPONDING VAT, WHICH WILL CONSTITUTE PROOF OF PAYMENT OF THE INSTALLMENTS BY THE LESSEE.

                                     LISCAT
                          LEASING CATALUNYA. E.F.C. S.A
                              Grup CAIXA Catalunya

                 MOVABLE GOODS LEASING CONTRACT NUMBER 032560 3
MODEL APPROVED BY DECISION OF THE GENERAL REGISTER DIRECTORATE DATED 22 MAY 2002

                                  GENERAL TERMS

      FORM NUMBER                                              PAGE NUMBER

      1.    NATURE OF THIS CONTRACT

THIS LEASING CONTRACT IS TO BE FORMALIZED UNDER THE AEGIS OF THE STIPULATIONS LAID DOWN IN ADDITIONAL PROVISION SEVEN OF ACT 26/1988 OF 29 JULY.

      2.    OBJECT AND CHARACTERS

      2.1. THE LESSEE WILL RECEIVE THE CONTRACT GOODS IN THE NAME OF LISCAT, THUS CONFIRMING THE OWNERSHIP STATUS OF THE LATTER.

            THE GOODS DEALT WITH IN THIS LEASING CONTRACT WILL BE ACQUIRED BY LISCAT IN COMPLIANCE WITH THE EXPRESS INSTRUCTIONS RECEIVED FROM THE LESSEE, WHO HAS CHOSEN NOT ONLY THE SUPPLIER OF THE LEASED GOODS BUT ALSO THE GOODS THEMSELVES, IN SUCH TERMS THAT LISCAT, UPON ACQUIRING THE DOMAIN OVER SUCH GOODS, DOES SO WITH THE EXCLUSIVE PURPOSE OF CONFERRING THE ENJOYMENT AND USE THEREOF ON THE LESSEE, WITH WHICH IT HAD ALREADY AGREED TO ENTER INTO THE LEASING CONTRACT HEREBY BEING FORMALIZED.

            THE LESSEE THEREFORE DECLARES AND HEREBY EXPRESSLY ACCEPTS THAT LISCAT WILL FULFILL ITS REMIT RECEIVED FROM THE LESSEE IN THE PROPER AND EXACT TERMS, FOR THE SIMPLE FACT OF HAVING ACQUIRED THE GOODS DEALT WITH HEREIN FOR ASSIGNMENT ON A LEASING BASIS, EXEMPTING LISCAT FROM ANY TYPE OF LIABILITY DUE TO THE SUBJECTIVE OR OBJECTIVE INADEQUACY THEREOF. THE LESSEE FORMALLY WAIVES THE RIGHT TO MAKE ANY SORT OF CLAIM AGAINST LISCAT, WITHOUT THEREBY BEING ABLE TO DESIST FROM PAYING THE INSTALLMENTS AND FULFILLING THE ESTABLISHED OBLIGATIONS.

            FOR ITS PART LISCAT ASSIGNS TO THE LESSEE AS MANY RIGHTS AND ACTIONS AS MAY CORRESPOND TO THE PURCHASER, ALLOWING THE

            LATTER EXPRESSLY TO SUBROGATE INTO THE EXERCISING THEREOF. BY VIRTUE THEREOF THE LESSEE WILL BE ABLE TO TAKE ACTION AGAINST THE SUPPLIER WITH SUCH ELIGIBILITY AS MAY BE CONFERRED ON THE PURCHASER BY LAW OR UNDER THE PURCHASE CONTRACT.

            THE LESSEE EXPRESSLY ACCEPTS THE FOLLOWING AS AN ESSENTIAL ELEMENT OF THE BUSINESS AT HAND: IF, BY VIRTUE OF THE CONTRACTUAL NATURE, THE DISCHARGE OF THE PREVIOUS PURCHASE ARRANGEMENT AS A RESULT OF EXERCISING SUCH ACTION SHOULD IN TURN LEAD TO THE DISCHARGING OF THE LEASING CONTRACT, ANY COMPENSATION TO BE MADE TO THE LESSEE BY LISCAT WILL BE SUBORDINATED TO AND CONDITIONAL ON THE PREVIOUS REFUND OBTAINED BY THE LATTER FROM THE SELLER OF THE GOODS OR WHOEVER WAS BOUND TO MAKE SUCH A REFUND.

      2.2. LISCAT WILL BE THE OWNER OF THE GOODS DEALT WITH HEREIN BY VIRTUE OF BEING THE TITULAR PURCHASER THEREOF, CONSERVING FULL PROPERTY RIGHTS THEREOVER UNTIL SUCH TIME AS THE PURCHASE OPTION CONFERRED ON THE LESSEE IN SPECIAL TERM THREE MAY BE EXERCISED.

            IN ACKNOWLEDGEMENT OF THIS PROPERTY RIGHT THE LESSEE IS BOUND TO:

            A) REFRAIN FROM SETTING UP ANY CHARGE OR ENCUMBRANCE ON THE LEASED GOODS, SUCH AS MORTGAGES, LIENS OR ANY OTHER TYPE POSSIBLE IN LAW.

            B) DECLARE TO ALL THIRD PARTIES THAT INTEND TO DISTRAIN OR SEIZE THE LEASED GOODS THAT THEY ARE THE EXCLUSIVE PROPERTY OF LISCAT, SHOWING THIS CONTRACT FOR THAT PURPOSE. SHOULD THE ATTACHMENT PROCEEDINGS NONETHELESS BE BROUGHT, IT WILL DEMAND THAT ITS DECLARATIONS BE RECORDED IN THE WRITTEN PROCEEDINGS AND THAT MENTION BE MADE THEREIN OF THIS CONTRACT. IT WILL INFORM LISCAT FORTHWITH OF THESE CIRCUMSTANCES SO THAT THE LATTER CAN MAKE DUE ARRANGEMENTS IN DEFENSE OF ITS RIGHTS.

            C) TO REFRAIN FROM INCLUDING THE GOODS DEALT WITH HEREIN IN THE BALANCE OF ANY CREDITOR'S MEETING ARRANGEMENTS OR THE BANKRUPT'S ESTATE, BINDING ITSELF EXPRESSLY TO TAKE AS MANY MEASURES AS MAY BE NECESSARY VIS-A-VIS THE BANKRUPTCY AUTHORITIES TO COMPLY WITH THE LEGAL

            PROVISIONS LAID DOWN IN SUCH CASES FOR GOODS INCLUDED IN A LEASING CONTRACT.

      3.    INSTALLATION OF THE LEASED GOODS

      3.1. THE COSTS DERIVING FROM THE ASSEMBLY, INSTALLATION AND COMMISSIONING OF THE LEASED GOODS WILL BE MET EXCLUSIVELY BY THE LESSEE, WHO WILL BE BOUND TO PAY SUCH BILLS AS MAY BE ISSUED FOR THAT PURPOSE BY THE SUPPLIER OR THIRD PARTIES TO COVER THE COSTS DERIVING THEREFROM.

      3.2. THE OBTAINING OF SUCH GOVERNMENTAL AND ADMINISTRATIVE LICENSES OR AUTHORIZATION THAT MAY BE NECESSARY FOR INSTALLING, USING OR TRANSFERRING THE LEASED GOODS WILL BE THE RESPONSIBILITY OF THE LESSEE, WHO ACCEPTS EXCLUSIVE LIABILITY FOR SUCH PENALTIES AS MAY DERIVE FROM ANY BREACH OF SAID FORMALITIES.

            THE LESSEE ALSO HEREBY BINDS ITSELF TO PAY ANY FINES OR PENALTIES OF ANY ILK THAT MIGHT BE IMPOSED THEREON DUE TO THE USE AND ENJOYMENT OF THE GOODS DEALT WITH HEREIN, INCLUDING THOSE DERIVING FROM CIVIL, JUDICIAL OR ADMINISTRATIVE LIABILITY.

            SHOULD ANY BREACH BY THE LESSEE OF THE OBLIGATIONS LAID DOWN IN THE ABOVE PARAGRAPHS OBLIGE LISCAT TO PAY THE PENALTIES IMPOSED IN ONE OR THE OTHER CASE, THE LESSEE WILL IMMEDIATELY REIMBURSE THE VALUE OF SAID PENALTIES AND ANY SURCHARGES AND EXPENSES THAT MAY HAVE ARISEN THEREFROM, WITHOUT DETRIMENT TO LISCAT'S RIGHT TO DEMAND THE DISCHARGE OF THIS CONTRACT.

    4.      TERMINATION OF THE CONTRACT

THIS LEASING ARRANGEMENT WILL CEASE AT THE END OF THE PERIOD LAID DOWN IN SPECIAL TERM 2 HEREOF.

WHEN THE CONTRACT HAS RUN IT TERM, AND ON CONDITION THAT ALL CONTRACTUAL OBLIGATIONS HAVE BEEN FAITHFULLY COMPLIED WITH, THE LESSEE WILL BE ENTITLED TO EXERCISE THE PURCHASE OPTION, PROVIDING THIS HAS BEEN NOTIFIED WITH A MINIMUM OF TWO MONTH'S NOTICE BEFOREHAND. THE PURCHASE PRICE OF THE GOODS IS THE VALUE ESTABLISHED AS THE RESIDUAL VALUE IN THE SPECIAL TERMS, TO WHICH ANY TAX INCUMBENT THEREON WILL BE ADDED.

IF THE LESSEE DOES NOT EXERCISE THIS RIGHT IT WILL BE ABLE TO OPT BETWEEN:

      1. RESTORING THE POSSESSION OF THE LEASED GOODS TO LISCAT IN THE PLACE AND ON THE CONDITIONS DETERMINED BY THE LATTER. THE LESSEE WILL MEET ALL THE COSTS OF THIS POSSESSION-RESTORING PROCEDURE. SHOULD THERE BE ANY DELAY IN THE HANDOVER, THE LESSEE WILL PAY LISCAT A SUM CALCULATED AS FOLLOWS: THE RESULT OF DIVIDING THE PERIODICAL INSTALLMENT BY THE NUMBER OF DAYS OF THE PERIOD, THIS QUOTIENT THEN TO BE MULTIPLIED BY THE NUMBER OF DAYS OF DELAY IN THE HANDOVER.

      2. TAKING OUT A NEW LEASING CONTRACT ON THE SAME GOODS, ON CONDITION THAT THE PARTIES COME TO AN AGREEMENT ON THE CONTRACT TERM, PRICE AND OTHER CONDITIONS, OTHERWISE THE PROVISIONS OF THE PRECEDING PARAGRAPH WILL BE APPLIED.

   5.       SPECIAL OBLIGATIONS OF THE LESSEE

THE LESSEE BINDS ITSELF TO:

      A) PAY ALL AGREED INSTALLMENTS AS THEY FALL DUE AND THE HIGHEST AMOUNT OF ANY TAX INCUMBENT THEREON IN LIGHT OF THE PROVISIONS LAID DOWN IN SPECIAL TERM 4 AND GENERAL TERM 10 HEREOF.

      B) USE THE GOODS DEALT WITH IN THIS LEASING CONTRACT ONLY FOR THE FOLLOWING PURPOSES: AGRICULTURAL, INDUSTRIAL, COMMERCIAL, SERVICE OR PROFESSIONAL USES.

      C) USE THE LEASED GOODS WITH ALL DUE DILIGENCE AND CARE AS DICTATED BY THE USE THEY ARE PUT TO. KEEP THEM IN A PERFECT STATE OF USE AND OPERATION THROUGHOUT THE WHOLE TERM OF THIS CONTRACT, THE LESSEE ALWAYS MEETING THE COSTS DERIVING FROM ANY MAINTENANCE AND REPAIR WORK THEY MAY REQUIRE.

      D) NOT TO ALTER OR REPLACE THE ELEMENTS OR PIECES MAKING UP AN INTEGRAL PART OF THE LEASED GOODS, UNLESS DONE SO WITH OTHERS OF THE SAME CLASS AND MAKE AND FROM THE SAME MANUFACTURER, THEREBY ENSURING THAT THERE IS NO REDUCTION OF THEIR VALUE. SAID ELEMENTS WILL THEN FORM AN INTEGRAL AND INSEPARABLE PART OF THE LEASED GOODS WITHOUT ENTITLING THE LESSEE TO ANY REIMBURSEMENT OR COMPENSATION WHATSOEVER.

      E) ALLOW THE REPRESENTATIVES OF LISCAT TO ENTER THE SITE WHERE THE GOODS ARE KEPT AT ANY TIME TO CHECK ON THE STATE OF THEIR USE AND UPKEEP.

      6.    BREACH OF THE OBLIGATIONS TAKEN ON BY THE LESSEE

      6.1. THE LESSEE WILL BE DEEMED TO HAVE FALLEN DOWN ON ITS OBLIGATIONS IN ANY OF THE FOLLOWING CIRCUMSTANCES:

      A) IF IT CEASES TO CARRY OUT ITS NORMAL MERCANTILE ACTIVITIES FOR LONGER THAN FOUR MONTHS IN ANY ONE YEAR PERIOD.

      B) IF AN APPLICATION IS MADE BY THE LESSEE ITSELF OR A LEGITIMATE CREDITOR FOR THE FILING OF ANY SORT OF BANKRUPTCY PROCEEDINGS ALLOWED FOR BY LAW OF IF ANY ACTION FOR PAYMENT AGAINST IT IS SUBSTANTIATED.

      C) IF ANY OF ITS OBLIGATIONS DERIVING HEREFROM ARE BREACHED, ESPECIALLY THE FAILURE TO PAY ANY RENTAL OR SIMILAR SUM.

      6.2. FAILURE TO PAY ANY OF THE LEASING INSTALLMENTS UPON FALLING DUE WILL ACCRUE A MONTHLY DELAYED-PAYMENT INTEREST IN LISCAT'S FAVOR OF 2% PLUS ANY REFUND OR ADVANCED-PAYMENT EXPENSES. THE LESSEE WILL BE BOUND TO PAY THIS INTEREST UPON NO FURTHER REQUIREMENT.

      6.3. FAILURE TO PAY ANY OF THE INSTALLMENTS UPON FALLING DUE WILL ENTITLE LISCAT TO CHOOSE BETWEEN:

            A) DEMANDING THE IMMEDIATE PAYMENT OF THE OVERDUE INSTALLMENTS PLUS THE DELAYED-PAYMENT INTEREST AT THE RATE ESTABLISHED HEREIN AND ALSO ANY COSTS THAT LISCAT MIGHT HAVE INCURRED AS A RESULT OF SAID FAILURE TO PAY AND ACTIONS FOR PAYMENT.

            B) CONSIDERING THE WHOLE CONTRACTUAL LEASING PRICE PLUS VAT OR EQUIVALENT CORRESPONDING TAX TO HAVE FALLEN DUE, THUS MAKING PAYABLE IN ADVANCE ALL THE SUMS TO BE PAID THROUGHOUT THE PART OF THE CONTRACT STILL TO RUN ITS TERM.

                  PURSUANT TO ARTICLE 572.2 OF THE CIVIL PROCEEDINGS ACT (LEY DE ENJUICIAMIENTO CIVIL) IT IS EXPRESSLY AGREED THAT THE SUM PAYABLE WILL BE DETERMINED BY THE SIMPLE ARITHMETICAL OPERATION OF ADDING UP THE NOMINAL SUMS OF

                  THE INSTALLMENTS FALLEN DUE AND NOT YET PAID, THE DELAYED-PAYMENT INTEREST ACCORDING TO THE CONTRACT, THE SUM OF THE CAPITAL PORTIONS OF ALL THE INSTALLMENTS STILL TO FALL DUE (WHOSE VALUE WILL ALWAYS BE TAKEN FROM THE TABLE ATTACHED HERETO) PLUS THE VAT OR CORRESPONDING EQUIVALENT TAX CALCULATED ON THIS LAST ITEM. FOR THE EXERCISING OF ANY ENFORCEMENT ACTION, THEREFORE, IT WILL SUFFICE TO PRESENT THIS POLICY OR THE PUBLIC DEED IN WHICH THE CONTRACT IS FORMALIZED, WITH THE CERTIFICATION LAID DOWN IN ARTICLE 517.2 SECTION 5 OF THE CIVIL PROCEEDINGS ACT IN THE CASE OF POLICIES AND ANOTHER CERTIFICATE FURNISHED BY LISCAT SHOWING THE BALANCE OWED BY THE LESSEE. THE COMMISSIONER OF OATHS INTERVENING AT THE BEHEST OF LISCAT WILL CERTIFY THAT THE NET AMOUNT PAYABLE IS THE RESULT OF THE SETTLEMENT MADE BY THE LESSOR IN THE FORM AGREED BY THE PARTIES IN THE CONTRACT ITSELF.

            C) DECLARING THE CONTRACT TO BE DISCHARGED, REQUIRING THE FINANCIAL LESSEE TO HAND OVER IMMEDIATELY THE GOODS DEALT WITH THEREIN. LISCAT IS THEREUPON EMPOWERED TO RECOVER THE GOODS FROM THE FINANCIAL LESSEE UPON SIMPLE REQUIREMENT. THE FINANCIAL LESSEE WILL IN ALL CASES BE EXCLUSIVELY RESPONSIBLE FOR MEETING THE COSTS OF DISASSEMBLY, EXTRACTION AND TRANSPORT.

                  IN THIS CASE THE FINANCIAL LESSEE WILL ALSO BE BOUND TO PAY SUCH RENTALS AS HAD FALLEN DUE UP TO THE DATE OF THE EXTRACTION, PLUS AN ADDITIONAL SUM AS A PENAL CLAUSE, EQUIVALENT TO FIFTY PERCENT OF SUCH RENTALS STILL TO FALL DUE. THE FINANCIAL LESSEE WILL ALSO BE ESPECIALLY HELD LIABLE FOR ANY DETERIORATION IN THE GOODS APART FROM NORMAL WEAR AND TEAR.

                  PURSUANT TO THE PROVISIONS LAID DOWN IN ADDITIONAL PROVISION ONE OF ACT 26/1998, THE ADDRESS FOR RETURNING THE POSSESSION OF THE GOODS BY THE FINANCIAL LESSEE IS UNDERSTOOD TO BE THE ADDRESS OF THE FINANCIAL LESSOR AS STATED IN SPECIAL TERM 6.2 HEREOF.

      7.    LIABILITY OF THE LESSEE. CO-OWNERSHIP

THE LESSEE PERSONALLY RESPONDS WITH ALL ITS PRESENT AND FUTURE PROPERTY FOR COMPLIANCE WITH ALL THE OBLIGATIONS DERIVING HEREFROM AND ESPECIALLY THE OBLIGATION TO PAY THE AGREED MONTHLY SUMS.

SHOULD THERE BE TWO OR MORE FINANCIAL LESSEES, THEY SHALL HOLD THEMSELVES JOINTLY AND SEVERALLY LIABLE FOR MEETING THE OBLIGATIONS, EXPRESSLY WAIVING ALL THE BENEFITS OF THE LEGAL EXCEPTIONS OF EXCUSSION AND DIVISION.

      8.    ASSIGNMENT OF RIGHTS

THE LESSEE WILL NOT BE ENTITLED TO ASSIGN OR DISPOSE OF ITS RIGHTS AND OBLIGATIONS HEREUNDER, NOR ALLOW ANY THIRD PARTY TO SUBROGATE INTO THEM IN ANY WAY, WITHOUT THE EXPRESS CONSENT IN WRITING OF LISCAT.

LISCAT IS ENTITLED TO ALLOW ANY THIRD PERSON TO SUBROGATE INTO ITS LEGAL POSITION, PROVIDING THAT SUCH LEGAL REQUISITES OBTAIN AS MAY BE APPLICABLE HEREUNDER, THEN BEING BOUND TO INFORM THE LESSEE IN WRITING OF THIS SUBROGATION.

      9.    INSURANCE ON THE LEASED GOODS

THE LESSEE WHOLLY AND EXCLUSIVELY ASSUMES THE RISK OF THE TOTAL OR PARTIAL LOSS OF THE LEASED GOODS, WHATEVER THE CAUSE THEREOF, AND WILL ALSO BE HELD EXCLUSIVELY LIABLE FOR ALL MATERIAL DAMAGE OR BODILY HARM THAT MIGHT BE CAUSED TO THIRD PERSONS BY THE GOODS LEASED HEREUNDER.

THE LESSEE BINDS ITSELF TO TAKE OUT AN INSURANCE POLICY AT ITS OWN COST AND ON ITS OWN RESPONSIBILITY TO COVER SAID RISKS, INCLUDING THOSE OF UNFORESEEN CIRCUMSTANCES OR FORCE MAJEURE.

THE INSURANCE POLICY/IES TAKEN OUT WILL MAKE EXPRESS MENTION OF LISCAT AS THE BENEFICIARY OF ANY COMPENSATION THAT MIGHT DERIVE THEREFROM. LISCAT WILL BE ENTITLED AT ANY MOMENT TO ASK THE LESSEE TO PROVE THAT IT IS UP TO DATE IN THE PAYMENT OF THE PREMIUMS OF THE INSURANCE TAKEN OUT, WHEN THEY ARE PAID DIRECTLY BY THE LATTER.

LISCAT WILL BE ENTITLED TO PAY THE PREMIUMS AND ACCESSORY COVERAGE TO THE INSURANCE COMPANY ON THE LESSEE'S ACCOUNT.

      10.   TAXES, FEES AND OTHER COSTS THAT CAN BE PASSED ON TO CLIENTS

      10.1. THE LESSEE WILL BE RESPONSIBLE FOR PAYING ALL COSTS, COMMISSIONS, TAXES, DUTIES, FEES AND SPECIAL CONTRIBUTIONS INCUMBENT ON THE EXECUTION OF THIS CONTRACT, ON THE TENURE OF THE GOODS, THE USE THEREOF AND THE TERMINATION OF THE LEGAL RELATION HEREBY INAUGURATED.

      10.2. EACH INSTALLMENT INTO WHICH THE TOTAL PRICE IS BROKEN DOWN WILL BE LIABLE TO VALUE ADDED TAX (VAT) AT THE RATE INDICATED IN SPECIAL TERM 5. IT IS THEREFORE HEREBY EXPRESSLY AGREED THAT, SHOULD THE FISCAL SYSTEM OBTAINING AT THE TIME OF SIGNING THIS CONTRACT BE CHANGED, THE NEGATIVE OR POSITIVE DIFFERENCE WILL BE PASSED ON TO THE LESSEE UNLESS NEW LEGISLATION FORBIDS IT.

      10.3. ATTACHED HERETO IS A SCHEDULE SHOWING THE FEES, CONDITIONS AND EXPENSES THAT THE LESSOR IS ENTITLED TO PASS ON TO CLIENTS.

      11.   DESIGNATION OF ABODES

            THE LESSEES AND GUARANTORS DESIGNATE THEIR ABODE STATED AT THE HEAD HEREOF AS THE ADDRESS FOR RECEIVING ANY SUMMONSES AND NOTIFICATIONS THAT MAY ARISE HEREFROM.

      12.   AUTHORIZATION

            THE SIGNATORIES OR PARTIES TO THIS CONTRACT HEREBY AUTHORIZE LISCAT TO INCORPORATE THEIR PERSONAL DATA INTO COMPUTERIZED FILES FOR WHICH LISCAT ITSELF IS RESPONSIBLE, WITH THE PURPOSE OF CONTROLLING AND REGISTERING THE OPERATIONS IN THEIR NAME AND IN GENERAL TO FACILITATE CORRESPONDENCE BETWEEN THEM, THE OFFERING OF NEW PRODUCTS AND THEIR CONTRACTUAL RELATIONSHIP. THESE DATA MAY THEN BE ASSIGNED TO CAIXA D'ESTALVIS DE CATALUNYA, A GROUP TO WHICH IT BELONGS, AND THE OTHER COMPANIES OF ITS GROUP FOR THE SAME PURPOSES AND FOR ANY OTHER LEGITIMATE PURPOSE OF ASSIGNEE AND ASSIGNOR.

            THE DATA INCLUDED IN THIS DOCUMENT HAVE BEEN INCLUDED THEREIN PERFORCE AS ESSENTIAL DATA FOR MAINTAINING THE OPERATIONAL RELATIONSHIP WITH THE SIGNATORY OR PARTY THERETO, WHO WILL BE ENTITLED TO READ, RECTIFY AND ERASE THIS DATA. THE COMPANY WILL BE ENTITLED TO KEEP THEM UNTIL SUCH TIME AS THE ACTIONS DERIVING FROM THIS CONTRACT HAVE ENDED.

      13. THIS CLAUSE WILL BE APPLICABLE ONLY FOR CONTRACTS FORMALIZED IN THE SELF-GOVERNING COMMUNITY OF CATALUNYA.

            THE LINGUISTIC POLICY ACT (LEY DE POLITICA LINGUISTICA) 1/98 OF 7 JANUARY.

            THE SIGNATORIES TO THIS CONTRACT EXPRESSLY AGREE THAT IT BE WRITTEN IN CASTILIAN SPANISH.

            THE PARTIES HEREBY EXPRESS THEIR CONFORMITY WITH THIS CONTRACT, WHICH THEY EXECUTE AND SIGN IN THE PLACE AND ON THE DATE INDICATED AT THE HEAD THEREOF, IN AS MANY COPIES AS THERE ARE PARTICIPANTS, EACH RECEIVING ONE COPY.

In MADRID on 30 DECEMBER 2002                 In BARCELONA (corrected to MADRID)
                                              on 30 DECEMBER 2002
                                              LEASING CATALUNYA E.F.C. S.A.
THE FINANCIAL LESSOR
                                              /s/ Pere Antoii Ciurans
In MADRID on 30 DECEMBER 2002
/s/ Jose Ignucio del Barrio Gomez
THE GUARANTOR(S)

I HEREBY CERTIFY SAME

I hereby certify that this contract comprises 14 pages, which I stamp and add thereto my notary's paraph.

/s/ FEDERICO GARAYALDE
NOTARY PUBLIC OF MADRID

                                     LISCAT
                              GRUP CAIXA CATALUNYA

CARRIERHOUSE, S.A.
Valgrande, 6
28100 ALCOBENDAS

Barcelona on 30 December, 2002

Dear Sirs,

To round out the movable property leasing contract executed today, and to clear up some points that you have enquired about, we hereby inform you of the following:

ONE. Obviously everything laid down as special terms in this contract, due to their special nature, overrides anything laid down as general terms thereof. In each case, therefore, the special terms will take precedence over the general terms.

TWO. With reference to the provisions laid down in general term 5 e) of the contract, we inform you that LEASING CATALUNYA EFC SA is in all cases bound to give a minimum notice of 20 days.

THREE. With reference to the provisions laid down in general term 6, we also inform you that in the event of a failure to pay any of the contractual installments, you will be given a grace period of thirty days to pay same, incurring the corresponding expenses and delayed payment interest. Only after this time has elapsed without the late payment being forthcoming will the procedure laid down in sections b) and c) come into effect. This in no way entails a novation or modification or specific modification of such powers.

FOUR. In reference both to the special term 6.3. and the general term 8 hereof, it is hereby established that LEASING CATALUNYA EFC S.A. will be entitled to allow subrogation into its legal position only with the express authorization of the financial lessee, and on condition that the latter has faithfully complied with all its contractual obligations.

In witness whereof, for such purposes as it may serve, we hereby sign this on the date and in the place indicated at the head thereof.

LEASING CATALUNYA EFC SA.

/s/ FEDERICO GARAYALDE
NOTARY PUBLIC OF MADRID

Fontanella, 5-7, 4degrees - 08100 Barcelona - Tel 933 172 016. Fax 933 172 638